SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-16783               95-4097995
 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                        (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     The company's 2004 annual shareholders' meeting is scheduled to take place on July 12, 2004. We are filing this report to provide additional information since the mailing of our proxy statement and annual report. Management has determined to recommend to the Board of Directors at the next meeting of the Board that is scheduled to take place on or before August 15, 2004, the creation of an independent nominating committee.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2004                               VCA Antech, Inc.



                                            /s/  Tomas W. Fuller
                                            ------------------------------------
                                            By:  Tomas W. Fuller
                                            Its: Chief Financial Officer and
                                                 Assistant Secretary